UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 15, 2010

LOWE'S COMPANIES, INC.
(Exact name of registrant as specified in its charter)

North Carolina	1-7898	56-0578072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Lowe's Blvd., Mooresville, NC	28117
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(704) 758-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On November 15, 2010, Lowe’s Companies, Inc. (the “Company”) announced that Charles W. Canter, Jr. will retire from his position as executive vice president, merchandising of the Company, effective March 4, 2011.  Mr. Canter joined the Company in 1974 and has served as executive vice president, merchandising since 2006.

A copy of the news release announcing Mr. Canter’s retirement is attached to this Current Report as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits

99.1           News Release of Lowe’s Companies, Inc., issued November 15, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOWE'S COMPANIES, INC.

Date: November 15, 2010	By:	/s/ Gaither M. Keener, Jr.
Gaither M. Keener, Jr.
Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	News Release of Lowe’s Companies, Inc., issued November 15, 2010